Financial Risk Management (Tables)	12 Months Ended
Dec. 31, 2022
Financial Risk Management
Schedule of undiscounted liabilities into relevant maturity groupings.

	Less than	Between 1	Between 2
	1 year	and 2 years	and 5 years	Over 5 years

	(€ in thousands)
At December 31, 2022
Borrowings	2,500	2,455	2,644	—
Lease liabilities	2,053	2,212	6,637	7,743
Deferred income	5,765	19,261	47,751	—
Trade payables and other payables	10,197	—	—	—
Total	20,515	23,928	57,032	7,743

At December 31, 2021
Borrowings	7,520	10,343	41,129	—
Lease liabilities	2,378	2,147	6,394	9,590
Deferred income	5,115	8,581	6,106	—
Trade payables and other payables	12,181	—	—	—
Total	27,194	21,071	53,629	9,590

Schedule of how fair value of financial assets and liabilities is measured

Relationship and sensitivity of significant unobservable inputs to fair value

Financial assets and	Valuation technique	Significant unobservable
liabilities	and key inputs	inputs

Investment in Phoenicis Therapeutics, Inc.

Market comparison technique: The valuation model is based on market multiples derived from quoted prices of companies comparable to the investee, adjusted for the effect of the non-marketability of the equity securities, and the result of the investee. The estimate is adjusted for the net debt of the investee.

		Adjusted market-multiple	The estimated fair value would increase (decrease) if the adjusted market-multiple were higher (lower).

Warrants

Black-Scholes model. The following variables were taken into consideration: current underlying price of the Company's shares, options strike price, expected life, historical volatility of ProQR share returns over a period equal to the expected life, risk-free rate: based on the US Treasury yield curve rates per the valuation date (interpolated) for the expected life.

		None	Not applicable